SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2014

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URSTADT BIDDLE PROPERTIES INC.

(Exact Name of Registrant as Specified in Charter)

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STATE OF MARYLAND (State or Other Jurisdiction of Incorporation)	1-12803 (Commission File Number)	04-2458042 (I.R.S. Employer Identification No.)

321 Railroad Avenue, Greenwich, CT (Address of Principal Executive Offices)	06830 (Zip Code)

(203) 863-8200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 21, 2014, Urstadt Biddle Properties Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BMO Capital Markets Corp., as representative of the several underwriters listed on Schedule I thereto (the “Underwriters”), to issue and sell 2,800,000 shares of the Company’s 6.75% Series G Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series G Preferred Stock”), with a liquidation preference of $25.00 per share, in an underwritten public offering. In addition, the Company granted the Underwriters a 30-day option to purchase up to an additional 200,000 shares of the Series G Preferred Stock. The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company has agreed to indemnify the Underwriters against certain liabilities. The shares are being offered pursuant to the Company’s prospectus supplement dated October 21, 2014 and the accompanying base prospectus dated September 24, 2014, filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-198664) (the “Registration Statement”), which was initially filed with the SEC on September 9, 2014 and declared effective on September 24, 2014. The closing of the offering is expected to occur on or about October 28, 2014, subject to satisfaction of customary closing conditions.

The foregoing summary of the terms of the Underwriting Agreement is only a brief description of certain terms therein and does not purport to be a complete description of the rights and obligations of the parties thereunder.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements on our expectations regarding the completion and anticipated proceeds of the offering and the use of such proceeds thereof.  These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. No assurance can be given that the offering discussed above will be completed on the terms described, or at all, or that the net proceeds of the offering will be used as indicated. Completion of the offering on the terms described, and the application of net proceeds, are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in or incorporated by reference into the Risk Factors section of the Company’s Registration Statement on Form S-3. The Company undertakes no obligation to update these statements for revisions or changes except as required by law.

Item 3.03 Material Modification to Rights of Security Holders.

On October 24, 2014, the Company filed with the State Department of Assessments and Taxation of Maryland Articles Supplementary to the charter of the Company, pursuant to which the Company has classified and designated 3,000,000 of the authorized but unissued shares of preferred stock, $0.01 par value per share, of the Company as shares of the Series G Preferred Stock. A summary of the material terms of the Series G Preferred Stock is set forth in “Description of the Series G Preferred Stock” in the Prospectus Supplement dated October 21, 2014 constituting a part of the Registration Statement, which description is incorporated by reference herein. The summary of the Series G Preferred Stock is qualified in its entirety by reference to the Articles Supplementary filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the offering, Miles & Stockbridge P.C. has provided the Company with an opinion regarding the legality of the shares of Series G Preferred Stock and Baker & McKenzie LLP has provided the Company with an opinion as to certain tax matters. Copies of the opinions are attached to this Current Report on Form 8-K as Exhibits 5.1 and 8.1, respectively, and are incorporated by reference herein.

For purposes of the Registration Statement, the Company’s Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends is filed herewith as Exhibit 12.1 and is incorporated by reference into this Current Report on Form 8-K and the Registration Statement.

On October 22, 2014, the Company announced that it will redeem all the issued and outstanding shares of its 7.50% Series D Senior Cumulative Preferred Stock (the “Series D Preferred Stock”) on November 21, 2014.  The Series D Preferred Stock will be redeemed at a redemption price of $25.00 per share, plus $0.109375 per share, the amount equal to all dividends accrued and unpaid on a share of the Series D Preferred Stock from November 1, 2014 through the redemption date.  The Company previously declared a regular quarterly dividend on the Series D Preferred Stock of $0.46875 per share payable on October 31, 2014 to stockholders of record on October 17, 2014. Pursuant to the Articles Supplementary creating the Series D Preferred Stock, a notice of redemption was mailed to the holders of record of the Series D Preferred Stock on October 22, 2014. A copy of the Company's press release announcing the redemption is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibits are filed as part of this report:

Exhibit 1.1	Underwriting Agreement, dated October 21, 2014, between Urstadt Biddle Properties Inc. and BMO Capital Markets Corp., as representative of the several underwriters named on Schedule I thereto.
Exhibit 3.1	Articles Supplementary designating the Company’s 6.75% Series G Cumulative Redeemable Preferred Stock, $0.01 par value per share.
Exhibit 5.1	Opinion of Miles & Stockbridge P.C. as to the legality of the shares.
Exhibit 8.1	Opinion of Baker & McKenzie LLP as to certain tax matters.
Exhibit 12.1	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends.
Exhibit 23.1	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1).
Exhibit 23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1).
Exhibit 99.1	Press Release of Urstadt Biddle Properties Inc. dated October 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URSTADT BIDDLE PROPERTIES INC.
(Registrant)

DATE: October 27, 2014	By: /s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated October 21, 2014, between Urstadt Biddle Properties Inc. and BMO Capital Markets Corp., as representative of the several underwriters named on Schedule I thereto.
Exhibit 3.1	Articles Supplementary designating the Company’s 6.75% Series G Cumulative Redeemable Preferred Stock, $0.01 par value per share.
Exhibit 5.1	Opinion of Miles & Stockbridge P.C. as to the legality of the shares.
Exhibit 8.1	Opinion of Baker & McKenzie LLP as to certain tax matters.
Exhibit 12.1	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends.
Exhibit 23.1	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1).
Exhibit 23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1).
Exhibit 99.1	Press Release of Urstadt Biddle Properties Inc. dated October 22, 2014.